UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: March 23, 2020

Date of earliest event reported: March 17, 2020
___________

MAXIMUS, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-12997 (Commission File Number)	54-1000588 (I.R.S. Employer Identification No.)
1891 Metro Center Drive, Reston, Virginia (Address of principal executive offices)	20190-5207 (Zip Code)
Registrant’s telephone number, including area code: (703) 251-8500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MMS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 17, 2020, following our Annual Meeting of Shareholders, the Company appointed to its Board of Directors John J. Haley as a director in Class I and Jan D. Madsen as a director in Class II. As non-employee directors, Mr. Haley and Ms. Madsen will participate in the Company’s standard compensation arrangements for non-employee directors. In addition, the Board of Directors appointed Mr. Haley as a member of the Nominating and Governance Committee and the Technology Committee and Ms. Madsen as member of the Audit Committee and the Nominating and Governance Committee.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At our Annual Meeting of Shareholders held on March 17, 2020, our shareholders approved an amendment to our Articles of Incorporation to provide for the phased-in elimination of the classified Board of Directors structure and the annual election of directors (the “Amendment”), which is described in detail in the Company’s proxy statement for the 2020 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on January 27, 2020. The Company has filed the Amendment with the Virginia State Corporation Commission (the “Commission”) and the Amendment will become effective upon the Commission’s acceptance for record, which may take several weeks.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At our Annual Meeting of Shareholders held on March 17, 2020, 58,952,487 shares, representing 92.18% of the Company’s outstanding common stock entitled to vote, were represented in person or by proxy. Our shareholders voted as follows:

(a)To elect Gayathri Rajan and Michael J. Warren as Class II Directors of the Company for a three-year term.

Nominee	Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
Gayathri Rajan	57,057,621	308,940	32,964	1,552,962
Michael J. Warren	57,034,368	332,204	32,953	1,552,962
Anne K. Altman, Bruce L. Caswell, Richard A. Montoni, Peter B. Pond and Raymond B. Ruddy continued their terms in office after the meeting.

(b)To approve an amendment to our Articles of Incorporation to provide for the annual election of directors.

Total Votes For	57,375,889
Total Votes Against	9,496
Abstentions	14,140
Broker Non-Votes	1,552,962

(c)To ratify the appointment of Ernst & Young LLP as our independent public accountants for our 2020 fiscal year.

Total Votes For	56,017,236
Total Votes Against	2,901,127
Abstentions	34,124

(d)To approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Compensation Discussion and Analysis, the compensation tables and any related material contained in the Company’s Proxy Statement.

Total Votes For	52,036,985
Total Votes Against	5,289,049
Abstentions	73,491
Broker Non-Votes	1,552,962

(e)To approve a shareholder proposal requiring disclosure of certain lobbying activities and expenditures.

Total Votes For	23,662,523
Total Votes Against	31,669,714
Abstentions	2,067,288
Broker Non-Votes	1,552,962

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXIMUS, Inc.

Date: March 23, 2020	By:	/s/ David R. Francis
David R. Francis
General Counsel and Secretary